UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, the Board of Trustees (the “Board”) of Physicians Realty Trust (the “Company”) appointed Ava E. Lias-Booker to join the Company’s Board, effective as of March 1, 2022. In connection with Ms. Lias-Booker’s appointment, the Board increased its size from 8 to 9 trustees.

Ms. Lias-Booker, 61, is a partner at McGuireWoods LLP, an international law firm, where she leads the litigation practice of the firm’s Baltimore office. Ms. Lias-Booker has been with McGuireWoods LLP since 2004. Ms. Lias-Booker has over three decades of first chair trial experience representing businesses from a broad range of industries in complex commercial and civil litigation. She is also chair of the firm’s Diversity & Inclusion Committee, a member of its Diversity Action Council, and part of its seven-member Associates Committee. The Company expects that the Company and Ms. Lias-Booker will enter into the standard trustee indemnification agreement that the Company has with its trustees. A copy of the form of indemnification agreement is filed as Exhibit 10.4 to the Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-188862) filed with the Securities and Exchange Commission on June 14, 2013.

There is no arrangement or understanding between Ms. Lias-Booker and any other person pursuant to which she was selected as a director of the Company. Ms. Lias-Booker does not have any direct or indirect material interest in any transaction or proposed transaction involving the Company required to be reported under Item 404(a) of Regulation S-K.

Ms. Lias-Booker will participate in the Company’s compensation program for non-employee trustees, which for fiscal 2022 includes an annualized retainer of $164,000, consisting of $54,000 in cash and an award of time-based restricted stock units valued at $110,000 at the time of the grant. The form of restricted stock unit award agreement for non-employee trustees was previously filed as Exhibit 10.20 to the Form 10-K for the fiscal year ended December 31, 2020.

A copy of the press release issued by the Company announcing the appointment of Ms. Lias-Booker is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated February 22, 2022, issued by Physicians Realty Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 23, 2022		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 22, 2022, issued by Physicians Realty Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)